Exhibit 10.1


                    Mobile Satellite Ventures LP/Cadence LLC
                               SERVICES AGREEMENT


THIS AGREEMENT, made as of May 26, 2006, by and between Mobile Satellite Ventures LP (hereinafter called "MSV"), a Delaware limited partnership with offices at 10802 Parkridge Boulevard, Reston, Virginia 20191-5416, U.S.A., and Cadence LLC, with offices at 8200 S. Quebec #227, Centennial, Colorado, 80112 (hereinafter called "CADENCE").

WHEREAS, MSV desires to retain CADENCE to provide services as described in this Agreement (the "Services"); and

WHEREAS, CADENCE has expertise and experience in the areas in which it is retained to perform the Services and represents that it is capable of accomplishing such Services, and desires to perform such Services for MSV;

Now therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties, it is agreed as follows:

Section 1 - Services

(a) Services:

     (1) CADENCE shall perform the Services described in the Statement of Work attached to this Agreement as Annex A, which is hereby incorporated in and made a part of this Agreement. Additional or changed statements of work may be entered into from time to time by MSV and CADENCE, provided that such additions or changes shall be in writing. CADENCE shall perform the Services in coordination with the person designated in Annex A or such other persons as may be designated by MSV from time to time. MSV reserves the right to approve any personnel assigned by CADENCE to perform Services under this Agreement.

     (2) CADENCE agrees to comply at all times with all security procedures in effect at MSV's premises and externally for materials and information belonging to MSV or for which MSV is responsible.

(b) Changes: MSV reserves the right to change, including increasing or reducing, or terminate the Services to be performed under this Agreement at any time. If the services are changed, the charges shown in Annex A will be revised as appropriate on a pro rata basis. Changes will be as mutually agreed upon by MSV and CADENCE.

(c) Time of the essence: CADENCE understands that prompt performance of all Service hereunder is required by MSV in order for MSV to meet its commitments and that time is of the essence.

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Section 2 - No Conflict of Interest

CADENCE represents and warrants to MSV that it is now under no contract or obligation, nor will CADENCE execute a contract or agreement or assume an obligation during the term of this Agreement that will in any manner interfere or represent a conflict of interest with the performance of Services by CADENCE or the performance by CADENCE of its other duties under the terms and conditions of this Agreement.

Section 3 - Term and Termination

(a) Term: The term of services to be performed under this Agreement shall be as set forth in the Statement of Work attached as Annex A, subject to the provisions of paragraph (b) of this section 3. At the end of the stated term, this Agreement shall terminate without any requirement of notice unless extended in writing by mutual agreement of the parties, subject to the provisions of section 9 of this Agreement. This Agreement shall apply to Services performed by CADENCE for MSV pursuant to additional Statements of Work agreed to in writing by the parties.

(b) Termination:

     (1) At will: MSV may terminate this Agreement at any time upon ten (10) days' written notice to CADENCE and may reduce or terminate the Services to be performed during the time period between the notice date and effective date of termination, as provided in section 1(b) of this Agreement. In the event of such termination, MSV shall pay CADENCE for all work performed by CADENCE to the date of termination and accepted by MSV and for allowable expenses incurred to the date of termination.

     (2) Default: MSV may terminate this Agreement in the event of a breach by CADENCE of any provision of this Agreement, or if CADENCE becomes the subject of voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceedings, makes an assignment for the benefit of creditors or admits in writing its failure to pay debts as they become due. In the event of a termination for default, MSV shall be entitled to all direct damages incurred by it as a result of the default, as well as to any other rights and remedies available to MSV at law or in equity.

(c) After termination: Upon termination of this Agreement, for any cause, CADENCE shall without additional cost to MSV, return to MSV in an orderly and expeditious manner, all data, records, documentation, and other property belonging to MSV.

Section 4 - Charges and Payment

(a) In consideration of the performance of Services under this Agreement, MSV agrees to retain CADENCE with at *** deposit or ******* and shall then pay CADENCE at a rate of **** per hour on a time and materials Not-To-Exceed ("NTE") basis.

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


(b) In addition to the rates shown in Annex A, MSV shall reimburse CADENCE for actual out-of-pocket expenses incurred in the performance of this Agreement. All such expenses shall be paid in accordance with MSV's then-current policy regarding travel and expenses.

(c) CADENCE shall invoice MSV every two weeks every two weeks and MSV shall pay CADENCE's invoices within thirty (30) days of receipt. Invoices must include a breakdown of the hours expended by project task and receipts for all out-of-pocket expenses.

(d) MSV will apply a portion of the *********** prepaid deposit to each invoice received during performance of this agreement (the "Credit Amount"). However, in no event will the Credit Amount exceed more than *** of any individual invoice unless it is the final invoice. All prepaid deposit fees remaining at the end of the project will be applied to the final invoice.

Section 5 - Warranty

CADENCE warrants that all Services performed and/or products delivered, as the case may be, under this Agreement will comply with the applicable statement of work or specification and will be performed in accordance with the best industry practices and standards. CADENCE will reperform any Service or repair or replace, at MSV's direction, any product or deliverable which does not meet this warranty. Specific warranty periods and remedies for Services or products which do not meet the warranty shall be as set forth in the applicable Statement of Work.

Section 6 - Ownership of Work Product; Disclosure

(a) Ownership: CADENCE acknowledges that it is hired to invent for MSV, that any works created which qualify as works made for hire under applicable copyright law shall be considered works made for hire, and that MSV shall own all right, title and interest in and to all proprietary rights in all work product or other materials produced by CADENCE in the performance of this Agreement. If a work does not qualify as a work made for hire under applicable copyright law, or if MSV does not own all right, title, and interest to other material, CADENCE hereby grants, conveys, assigns and transfers to MSV any and all proprietary rights in and to such works and materials, including but not limited to copyrights, patents, trademarks, and trade secrets. During performance of this Agreement, CADENCE shall assure that all of its employees, and/or subcontractors who are involved in the performance of work under this Agreement have executed agreements with CADENCE providing that all work performed by such employees, CADENCE's, and/or subcontractors relative to the work performed hereunder is subject to the provisions of this section 6.

(b) Licenses to certain materials: If the performance of Services under this Agreement requires the provision or use of any proprietary computer programs or other materials of CADENCE or of CADENCE's suppliers or subcontractors, CADENCE shall specifically identify such programs or materials in writing to MSV and shall grant to or obtain for MSV a perpetual, nonexclusive, license or sublicense to use such programs or materials.

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
     (1) Licenses granted or obtained pursuant to this paragraph (b) shall be provided at no additional cost to MSV and shall include where necessary in MSV's sole judgment the right for MSV's customers, resellers, agents, employees, or others to use the programs or materials.

     (2) CADENCE represents and warrants that it has full right, power, and authority to use and disclose to MSV the programs and materials and to grant or obtain the licenses provided for under this paragraph (b). At the request of MSV, CADENCE shall provide MSV with all documentation supporting this warranty, including but not limited to copies of licenses granted by CADENCE's suppliers or subcontractors.

(c) Disclosure: (1) CADENCE agrees to disclose to MSV all ideas, works, and inventions, whether or not subject to patent or copyright protection, made, conceived, or actually or constructively reduced to practice by CADENCE during the period of this Agreement, whether solely or jointly with others, which refer to or result from the Services performed by CADENCE pursuant to this Agreement or are obtained by CADENCE from any information in discussions and meetings with employees of MSV or with its subsidiaries, affiliated or related companies, or with any of MSV's current or prospective customers.

     (2) Upon completion of Services performed under this Agreement, or as otherwise specified in an applicable Statement of Work, CADENCE shall deliver to MSV all copies of all software and of all other documents of any kind produced by CADENCE in the performance of Services under this Agreement.

(d) Assistance to MSV: CADENCE further hereby assigns and agrees to execute any and all documents necessary to assign said ideas and inventions to MSV at MSV's expense and to assist MSV in every proper way to protect such ideas and inventions, including but not limited to signing patent or copyright applications, oaths, and assignments in favor of MSV relating to such ideas and inventions, both in the United States and in any and all foreign countries.

Section 7 - Nondisclosure Agreement

The Nondisclosure Agreement between the parties, dated contemporaneously with this Services Agreement, and set forth in Annex B, is hereby made a part of this Agreement.

Section 8 - Indemnification and Insurance

(a) CADENCE shall indemnify and hold MSV harmless from and against all loss, liability, damage and expense related to claims arising from --

     (1) Personal injury and damage to personal property caused by the acts or omissions of CADENCE; or

     (2) Claims, brought against MSV by a third party, that work performed by CADENCE and/or materials supplied by CADENCE under this Agreement infringes upon any patent, copyright, trade secret, or other intellectual property right of a third person.

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
(b) CADENCE shall carry liability insurance, including but not limited to Workers' Compensation as required by law, business automobile insurance, and general liability insurance. CADENCE will provide MSV upon request with certificates of insurance.


Section 9 - Survival of Terms and Equitable Relief

(a) Survival of terms: The provisions that by their nature, are intended to survive the expiration or termination of this Agreement, including but not limited to those contained in sections 5, 6, and 7 of this Agreement, and all of the provisions in the Nondisclosure Agreement, shall survive the expiration or termination of this Agreement or any amendments or extensions hereof.

(b) Equitable relief: CADENCE agrees that MSV's remedy at law for any breach or threatened breach by CADENCE of the provisions of section 6 or of the Nondisclosure Agreement, would be inadequate and therefore agrees that MSV shall be entitled to injunctive relief in the event of any such breach or threatened breach.

Section 10 -  Status of Parties

CADENCE, and its employees who perform Services under this Agreement, shall be deemed at all times to be an independent contractor and, as such, during the term of this Agreement will not be eligible for any of MSV's or any affiliated company's employee benefits, including but not limited to Group Insurance, separation or vacation pay, or participation in any pension or stock option plan, and MSV shall not make deductions or withhold funds from compensation paid hereunder for the purpose of Social Security, Federal, State, or local income tax. Nothing contained in this Agreement shall be construed as creating the relation of employer and employee between the parties during the term of this Agreement. CADENCE shall not act or be authorized to act as MSV's agent in any matter or make any representations on behalf of MSV except as expressly authorized in writing by MSV.

Section 11 - Force Majeure

Neither party shall be in default or otherwise liable for any delay in or failure of its performance under this Agreement where such delay or failure arises by reason of any Act of God, or of any government or any governmental body, acts of the common enemy, the elements, strikes or labor disputes, or other similar or dissimilar cause beyond the control of such party, provided, however, that the delay or failure in performance could not have reasonably been foreseen or provided against; and provided further that each party exercises such diligence as the circumstances may require.

Section 12 - Miscellaneous

(a) Notices: (1) All notices which are required or permitted to be given under this Agreement shall be sent postage prepaid, by certified mail, by courier such as United Parcel Service, or by facsimile, to the addresses set forth below.

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
         If to MSV:

                  Mobile Satellite Ventures LP
                  10802 Parkridge Boulevard
                  Reston, VA  20191-5416
                  Attention:  President and COO
                  Facsimile:  703/390-2770

         With a copy to:

                  Mobile Satellite Ventures LP
                  1601 Telesat Court
                  Ottawa, Ontario K1B 1B9
                  Attention:  Legal
                  Facsimile:  613-742-4113

         Invoices shall be sent to the above address, marked
         "ATTN:  Accounts Payable."

         If to CADENCE:

                  Cadence LLC
                  8200 S Quebec #227
                  Centennial, Colorado
                  Attention:  Mr. Pat Burke, President
                  Facsimile: (413) 502 - 9811

     (2) The parties may, by written notice, designate other addresses and/or facsimile numbers for receipt of notices under this Agreement. Notwithstanding any other provision of this paragraph (a), if MSV's address changes, this paragraph shall be deemed amended to reflect such address change.

(b) Assignment: This Agreement shall be binding upon and shall inure to the benefit of MSV and its successors and assigns. For the purposes of this Agreement, "successors and assigns" of MSV shall include any person, firm, corporation, or other entity which at any time, whether by merger, acquisition, purchase, or otherwise, shall acquire all or substantially all of the assets of MSV. This Agreement may not be assigned by CADENCE.

(c) Applicable law: This Agreement shall be subject to the laws of the Commonwealth of Virginia, without giving effect to the principles of conflict of laws thereof. CADENCE agrees that any and all causes of action, whether or not arising under this agreement, between the parties shall be brought exclusively in the Circuit Court of Fairfax County, Virginia, or in the U.S. District Court for the Eastern District of Virginia.

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
(d) Compliance with U.S. Export Law. The Parties acknowledge that any products, software, and technical information (including, but not limited to, services and training) provided under this Non-Disclosure Agreement may be subject to U.S. export laws and regulations, which may restrict the use or transfer of such products, software, and technical information. Each Party agrees that any use or transfer of the products, software, or technical information (even if incorporated into other products) must be in compliance with U.S. export regulations. If requested by a Party, each Party also agrees to sign written assurances and other export-related documents as may be reasonably required for the other Party to comply with U.S. export regulations.

(e) Entire agreement: This Agreement is in lieu of and supersedes all prior agreements, representations, negotiations, or other understandings of the parties with respect to the subject matter hereof. It may not be amended or altered except in a writing signed by the authorized representatives of the parties.

(f) Waiver and severability: (1) The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of the same or any other breach by either of the parties to this Agreement, whether prior or subsequent.

         (2) If any term or provision of this Agreement is determined by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the legality, validity, or enforceability of the remainder of this Agreement shall not thereby be affected, and this Agreement shall be deemed to be amended to the extent necessary to delete such provision.

(g) Headings: The section, paragraph, and subparagraph headings contained in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF THE PARTIES HAVE ENTERED INTO THIS SERVICES AGREEMENT, AS OF THE DATE FIRST SET FORTH ABOVE.

            MOBILE SATELLITE VENTURES LP                           CADENCE LLC
By its General Partner, MOBILE SATELLITE VENTURES GP
                        INC.

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                     Signature                                      Signature


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                       Title                                          Title


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                        Name                                          Name


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                        Date                                          Date


                                                  ------------------------------
                                                  Employer Identification Number

Amendment #1, although referred to in subsequent Amendments, was changed from an Amendment to a Statement of Work.

                                 AMENDMENT NO. 2
                                       to
                                MSVLP/CADENCELLC
                            SERVICES AGREEMENT DATED
                                October 11, 2007


This Amendment No. 2 ("this Amendment") shall take effect on October 11, 2007 (the "Effective Date") and is made by and between Mobile Satellite Ventures LP ("MSV"), and CADENCE LLC ("CADENCE LLC"). For purposes of this Amendment, Customer and CADENCE LLC may each be referred to individually herein as, a "Party" and collectively herein as, the "Parties".

WHEREAS, MSV and CADENCE LLC entered into that certain Services Agreement dated May 26th, 2006 for engineering support services provided to MSV by CADENCE LLC (the "Agreement") as Amended by Amendment No. 1 on January 1st, 2007,and

WHEREAS, the Parties now wish to Issue this Amendment No. 2 to capture the additional services provided by CADENCE LLC to MSV as were originally defined in separate Authorization to Proceed ("ATP") letters dated August 10, 2007 (ATP#1) and October 11, 2007 (ATP#2) respectively. The services provided by Cadence LLC are summarized in the ATP letters attached as Annex A and Annex B to this Amendment.

THEREFORE, for valuable consideration, the sufficiency of which is hereby agreed by the Parties, the Parties agree as follows.

Unless otherwise defined herein and/or except where the context otherwise requires, any capitalized term used in this Amendment not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

1. CADENCE LLC shall or has performed the work described in the ATP's attached to this Amendment as Annex A and Annex B which is hereby incorporated in and made part of the Agreement. The work shall be performed, and Customer shall pay for the work, in accordance with the terms and conditions of the Agreement unless otherwise modified by this Amendment.

2. MSV shall pay CADENCE LLC at the contracted hourly rates.

3. CADENCE LLC shall submit invoices bi-weekly for services provided in the prior two week period. Invoices shall include a statement of work accomplished segregated by hours for each labor classification outlined in the statement of work. All travel and living expenses are included in the per hour rate. MSV will pay invoices within 30 days of invoice date.


4. Other

     Subject to this Amendment and insofar as is necessary to give effect to this Amendment, all terms and conditions contained in the Agreement shall remain in full force and effect. In the event of a discrepancy between the terms and conditions contained in this Amendment and those contained in the Agreement, the terms and conditions contained in this Amendment shall prevail. The Parties further agree that in the event of ambiguity or uncertainty, the terms and conditions contained in the Agreement shall be interpreted in accordance with the principles underlying the terms and conditions contained in this Amendment.


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
IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by and through their duly authorized representatives.



       MOBILE SATELLITE VENTURES LP by its                      CADENCE LLC
General Partner, MOBILE SATELLITE VENTURES GP INC.


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                    Signature                                    Signature


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                      Title                                        Title


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                       Name                                         Name


------------------------------------------------------      -------------------
                       Date                                         Date

                                 AMENDMENT NO. 3
                                       To
                                  MSVLP/CADENCE
                            SERVICES AGREEMENT DATED
                               November 20th, 2007


This Amendment No. 3 ("this Amendment") shall take effect on November 20th, 2007 (the "Effective Date") and is made by and between Mobile Satellite Ventures LP (hereinafter, "MSV"), and CADENCE II, LLC dba Cadence, a successor in interest to Cadence, LLC (hereinafter, "CADENCE"). For purposes of this Amendment, Customer and CADENCE may each be referred to individually herein as, a "Party" and collectively herein as, the "Parties".

WHEREAS, MSV and CADENCE entered into that certain Services Agreement dated May 26th, 2006 for engineering support services provided to MSV by CADENCE (the "Agreement") as amended by Amendment No. 1 dated January 1st, 2007 and Amendment No. 2 dated October 31, 2007; and

WHEREAS, the Parties now wish to add additional services to be provided by CADENCE as defined in the attached statement of work outlining the Integrated Service Delivery Framework ("ISDF") program and associated development that will be undertaken by CADENCE under the direction of MSV.

THEREFORE, for valuable consideration, the sufficiency of which is hereby agreed by the Parties, the Parties agree as follows.

Unless otherwise defined herein and/or except where the context otherwise requires, any capitalized term used in this Amendment not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

1. CADENCE shall perform the ISDF work described in the SOW attached to this Amendment as Annex A which is hereby incorporated in and made part of the Agreement. The work shall be performed, and Customer shall pay for the work, in accordance with the terms and conditions of the Agreement unless otherwise modified by this Amendment.

2. Section 3 of the Agreement, "Termination", is modified as follows:

Section 3.b (1): Replace with the following: At will: MSV may terminate this Agreement at any time upon thirty (30) days" written notice to CADENCE and may reduce or terminate the Services to be performed during the time period between the notice date and effective date of termination, as provided in section 1(b) of this Agreement. In the event of such termination, MSV shall pay CADENCE for all allowable work performed by CADENCE to the date of termination for allowable expenses incurred to the date of termination. In addition, CADENCE shall retain any remaining portion of the Prepaid Deposit as discussed below.

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
Section 3.b (2): Replace with the following: Either Party may terminate this Agreement by providing written notice thereof to the other Party in the event of
(i) a breach by the other party of any provision of this Agreement that remains uncured for a period of thirty (30) days following receipt of written notice thereof, or (ii) either party becomes the subject of voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceedings, makes an assignment for the benefit of creditors or admits in writing its failure to pay debts as they become due. In the event of a termination for default, either party shall be entitled to all direct damages incurred by it as a result of the default, as well as to any other rights and remedies available to either party at law or in equity.

Section 3.c: Replace with the following: Upon termination of this Agreement, for any cause, either party shall without additional cost to the other party, return to either party in an orderly and expeditious manner, all data, records, documentation, and other property belonging to the other party.

3. Section 4 of the Agreement, "Charges and Payments", is modified as follows:

Section 4(a): Replace with the following: "In consideration of the upfront costs associated with the establishment of a development team capable of providing these services and other facilities related start-up costs, MSV agrees to provide a pre-payment of $********* ("Prepaid Deposit") that will be used by CADENCE to cover these upfront costs. The Prepaid Deposit will then be applied as payment to each invoice received from CADENCE under this Amendment No. 3 in an amount equal to **% of each invoice but in no event less than $******* per month.

The Prepaid Deposit fees may be used by MSV to pay the last invoice of the work defined in this and future SOW's but cannot be used to pay for the yet to be negotiated transition assistance fees described below. Should MSV terminate the Agreement pursuant to Section 3.b(1) prior to fully liquidating the total Prepaid Deposit, the remaining amount of the Prepaid Deposit will be considered a Termination Fee and retained in full by CADENCE.

MSV will manage the ISDF project through a series of statements of work, the first of which is represented by Annex A. Future statements of work will be jointly developed and submitted for MSV's approval as described in the Process Management, Reporting and Communications Plan contained in Section 2 of the SOW. Approved SOW's will be incorporated into the overall project scope.

MSV shall pay CADENCE at the hourly rates provided in Section 5 of Annex A and CADENCE shall perform the work and meet all deliverables outlined in the attached SOW. Rates include all reasonable travel and living expenses incurred by Cadence LLC to support the program in Reston and at the Denver, Colorado development center, which, for the avoidance of doubt, shall be the sole responsibility of CADENCE.

Section 4.d:  Deleted.

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
4. Section 6 of the Agreement, "Ownership of Work Product; Disclosure", is deleted and replaced with the following provision:

(a) Ownership:

     (1)  Definitions:

          (i) "Intellectual Property" or "IP" means all ideas, information, concepts, discoveries, inventions, methods or processes, specifications, technology, software and other works of authorship, improvements and know-how and all associated rights in and to any patents, patent applications (including any reissues, continuations, continuations-in-part, revisions, extensions and reexaminations thereof), copyrights and trade secrets;

          (ii) ***********************************************;

          (iii) ***********************************************

     (2)  Ownership:

          (i) ***********************************************

          (ii) ***********************************************

          (iii) ***********************************************

(b) Licenses to certain third party materials:

         (i) CADENCE hereby warrants that any licenses or materials required to operate the deliverables as contemplated herein will be immediately disclosed to MSV. If CADENCE has the right to provide such licenses or materials to MSV at no additional cost to CADENCE, then CADENCE shall do so. Otherwise, CADENCE will provide assistance to ensure licenses can be acquired directly from any 3rd parties by MSV.

     (ii) Assistance to CADENCE: MSV shall provide assistance to CADENCE to ensure that any licenses for the purposes herein and acquired by MSV will allow for CADENCE to perform contracted work on MSV's behalf.

(2) CADENCE represents and warrants that it has full right, power, and authority to use and disclose to MSV the programs and materials provided for under this paragraph (b).

(3) Assistance to MSV: CADENCE further hereby assigns and agrees to execute any and all documents necessary to assign, if applicable, Foreground IP to MSV at MSV's expense and to assist MSV in every proper way to protect such Foreground IP, including but not limited to signing patent applications, oaths, and assignments in favor of MSV relating to patents, both in the United States and in any foreign country.

(c) Disclosure:

(1) CADENCE agrees to promptly and periodically inform MSV in writing of the status of all Foreground IP made, conceived, or actually or constructively reduced to practice by CADENCE pursuant to this Agreement, whether solely or jointly with others.

(2) Upon completion thereof, or as otherwise specified in an applicable Statement of Work, CADENCE shall deliver to MSV all copies of all software and of all other documents of any kind produced by CADENCE in the performance of Services under this Agreement.

5. Section 8: "Indemnifications and Insurance"

Section 8.a is deleted and replaced with the following provision:
(a) The Parties shall indemnify and hold one another harmless from and against all loss, liability, damage and expense related to claims arising from:

     (1) Personal injury and damage to personal property caused by the intentional or material acts or omissions of the other Party; or

     (2) Claims, allegations, or requests for royalties, brought against either Party by a third party, that work performed by either Party for the other and/or materials or deliverables supplied by either party to the other under this Agreement infringes upon any patent, copyright, trade secret, or other intellectual property right of a third person.

Add the following sub-paragraph (g): With the exception of willful misconduct or gross negligence, in no event shall either party be liable for any indirect, incidental, special, or consequential damages, or damages for loss of profits, revenue, data, or use, incurred by either party or any third party, whether in an action in contract or tort, even if the other party or any other person has been advised of the possibility of such damages.

6. Press Releases-Marketing Collaboration: At any time after the Effective Date,
(i) either Party may request the other Party's approval, such approval not to be unreasonably withheld, to use the other Party's name as a reference, including without limitation, use of the other Party's name in press releases and on other promotional materials: (ii) CADENCE may request MSV's approval, such approval not to be unreasonably withheld to (a) invite MSV representative to act as a spokesperson for CADENCE at trade events or other forums and (b) to include MSV's logo on the CADENCE website together with a statement of the relationship of the Parties.

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
7.       Other
Subject to this Amendment and insofar as is necessary to give effect to this Amendment, all terms and conditions contained in the Agreement shall remain in full force and effect. In the event of a discrepancy between the terms and conditions contained in this Amendment and those contained in the Agreement, the terms and conditions contained in this Amendment shall prevail. The Parties further agree that in the event of ambiguity or uncertainty, the terms and conditions contained in the Agreement shall be interpreted in accordance with the principles underlying the terms and conditions contained in this Amendment.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by and through their duly authorized representatives.


       MOBILE SATELLITE VENTURES LP by its                       CADENCE II, LLC
General Partner, MOBILE SATELLITE VENTURES GP INC.



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                    Signature                                       Signature


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                      Title                                           Title


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                       Name                                            Name


------------------------------------------------------      --------------------
                       Date                                            Date

                                 AMENDMENT NO. 4
                                       To
                                  MSVLP/CADENCE
                            SERVICES AGREEMENT DATED
                               November 20th, 2007


This Amendment No. 4 ("this Amendment") shall take effect on April 01, 2008 (the "Effective Date") and is made by and between Mobile Satellite Ventures LP (hereinafter, "MSV"), and CADENCE II, LLC dba Cadence, a successor in interest to Cadence, LLC (hereinafter, "CADENCE"). For purposes of this Amendment, Customer and CADENCE may each be referred to individually herein as, a "Party" and collectively herein as, the "Parties".

WHEREAS, MSV and CADENCE entered into that certain Services Agreement dated May 26th, 2006 for engineering support services provided to MSV by CADENCE (the "Agreement") as amended by Amendment No. 1 dated January 1st, 2007; Amendment No. 2 dated October 31, 2007; Amendment No. 3 dated December 10, 2007 and

WHEREAS, the Parties now wish to add additional services to be provided by CADENCE as defined in the attached statement of work outlining the Integrated Service Delivery Framework ("ISDF") program and associated development for the period April 01, 2008 thru September 30, 2008 which will be undertaken by CADENCE under the direction of MSV.

THEREFORE, for valuable consideration, the sufficiency of which is hereby agreed by the Parties, the Parties agree as follows.

Unless otherwise defined herein and/or except where the context otherwise requires, any capitalized term used in this Amendment not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

1. CADENCE shall perform the ISDF work described in the Annex A and Annex B SOWs attached to this Amendment which are hereby incorporated in and made part of the Agreement. The work shall be performed, and Customer shall pay for the work, in accordance with the terms and conditions of the Agreement unless otherwise modified by this Amendment.

2.   Other
Subject to this Amendment and insofar as is necessary to give effect to this Amendment, all terms and conditions contained in the Agreement shall remain in full force and effect. In the event of a discrepancy between the terms and conditions contained in this Amendment and those contained in the Agreement, the terms and conditions contained in this Amendment shall prevail. The Parties further agree that in the event of ambiguity or uncertainty, the terms and conditions contained in the Agreement shall be interpreted in accordance with the principles underlying the terms and conditions contained in this Amendment.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by and through their duly authorized representatives.

       MOBILE SATELLITE VENTURES LP by its                      CADENCE II, LLC
General Partner, MOBILE SATELLITE VENTURES GP INC.



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                    Signature                                      Signature


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                      Title                                          Title


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                       Name                                           Name


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                       Date                                           Date


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